UST Form 11-MOR (12/01/2021) 1 UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE In Re. PHASEBIO PHARMACEUTICALS, INC Debtor(s) § § § § Case No. 22-10995 Jointly Administered Monthly Operating Report Chapter 11 Reporting Period Ended: 12/31/2022 Petition Date: 10/23/2022 Months Pending: 2 Industry Classification: 2 8 3 4 Reporting Method: Accrual Basis Cash Basis Debtor's Full-Time Employees (current): 33 Debtor's Full-Time Employees (as of date of order for relief): 49 Supporting Documentation (check all that are attached): (For jointly administered debtors, any required schedules must be provided on a non-consolidated basis for each debtor) Statement of cash receipts and disbursements Balance sheet containing the summary and detail of the assets, liabilities and equity (net worth) or deficit Statement of operations (profit or loss statement) Accounts receivable aging Postpetition liabilities aging Statement of capital assets Schedule of payments to professionals Schedule of payments to insiders All bank statements and bank reconciliations for the reporting period Description of the assets sold or transferred and the terms of the sale or transfer Signature of Responsible Party Printed Name of Responsible Party Date Address /s/ Brendan J. Schlauch 01/23/2023 Brendan J. Schlauch Richards, Layton & Finger, P.A. One Rodney Square, 920 N. King Street Wilmington, DE 19801 STATEMENT: This Periodic Report is associated with an open bankruptcy case; therefore, Paperwork Reduction Act exemption 5 C.F.R. § 1320.4(a)(2) applies. Case 22-10995-LSS Doc 402 Filed 01/23/23 Page 1 of 12

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Debtor's Name PHASEBIO PHARMACEUTICALS, INC Case No. 22-10995

Part 1: Cash Receipts and Disbursements		Current Month	Cumulative
a.	Cash balance beginning of month	$1,540,917	
b.	Total receipts (net of transfers between accounts)	$3,258,646	$5,751,007
c.	Total disbursements (net of transfers between accounts)	$1,421,118	$2,961,697
d.	Cash balance end of month (a+b-c)	$3,378,445	
e.	Disbursements made by third party for the benefit of the estate	$0	$422,529
f.	Total disbursements for quarterly fee calculation (c+e)	$1,421,118	$3,384,226

Part 2: Asset and Liability Status (Not generally applicable to Individual Debtors. See Instructions.)		Current Month
a.	Accounts receivable (total net of allowance)	$0
b.	Accounts receivable over 90 days outstanding (net of allowance)	$0
c.	Inventory (Book ○ Market ○ Other ◉ (attach explanation))	$0
d	Total current assets	$16,039,816
e.	Total assets	$17,917,537
f.	Postpetition payables (excluding taxes)	$569,861
g.	Postpetition payables past due (excluding taxes)	$0
h.	Postpetition taxes payable	$22
i.	Postpetition taxes past due	$0
j.	Total postpetition debt (f+h)	$569,883
k.	Prepetition secured debt	$0
l.	Prepetition priority debt	$483,728
m.	Prepetition unsecured debt	$30,182,391
n.	Total liabilities (debt) (j+k+l+m)	$31,236,002
o.	Ending equity/net worth (e-n)	$-13,318,465

Part 3: Assets Sold or Transferred		Current Month	Cumulative
a.	Total cash sales price for assets sold/transferred outside the ordinary course of business	$0	$0
b.	Total payments to third parties incident to assets being sold/transferred outside the ordinary course of business	$0	$0
c.	Net cash proceeds from assets sold/transferred outside the ordinary course of business (a-b)	$0	$0

Part 4: Income Statement (Statement of Operations) (Not generally applicable to Individual Debtors. See Instructions.)		Current Month	Cumulative
a.	Gross income/sales (net of returns and allowances)	$0	
b.	Cost of goods sold (inclusive of depreciation, if applicable)	$0	
c.	Gross profit (a-b)	$0	
d.	Selling expenses	$0	
e.	General and administrative expenses	$1,106,145	
f.	Other expenses	$25,000	
g.	Depreciation and/or amortization (not included in 4b)	$0	
h.	Interest	$289,973	
i.	Taxes (local, state, and federal)	$0	
j.	Reorganization items	$0	
k.	Profit (loss)	$-1,414,963	$-2,945,929

UST Form 11-MOR (12/01/2021) 2

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Debtor's Name PHASEBIO PHARMACEUTICALS, INC Case No. 22-10995

Part 5: Professional Fees and Expenses

				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
a.	Debtor's professional fees & expenses (bankruptcy) Aggregate Total			$0	$0	$0	$0
	Itemized Breakdown by Firm						
		Firm Name	Role				
	i	Richards, Layton & Finger, P.A	Local Counsel	$0	$0	$0	$0
	ii	Cooley LLP	Lead Counsel	$0	$0	$0	$0
	iii	SierraConstellation Partners, LL	Financial Professional	$0	$0	$0	$0
	iv	Miller Buckfire, LLC	Financial Professional	$0	$0	$0	$0
	v	Omni Management Group, Inc.	Other	$0	$0	$0	$0
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UST Form 11-MOR (12/01/2021) 3

UST Form 11-MOR (12/01/2021) 4 Debtor's Name PHASEBIO PHARMACEUTICALS, INC Case No. 22-10995 xxxvii xxxvii xxxix xl xli xlii xliii xliv xlv xlvi xlvii xlviii xlix l li lii liii liv lv lvi lvii lviii lix lx lxi lxii lxiii lxiv lxv lxvi lxvii lxviii lxix lxx lxxi lxxii lxxiii lxxiv lxxv lxxvi lxxvii lxxvii Case 22-10995-LSS Doc 402 Filed 01/23/23 Page 4 of 12

UST Form 11-MOR (12/01/2021) 5 Debtor's Name PHASEBIO PHARMACEUTICALS, INC Case No. 22-10995 lxxix lxxx lxxxi lxxxii lxxxii lxxxiv lxxxv lxxxvi lxxxvi lxxxvi lxxxix xc xci xcii xciii xciv xcv xcvi xcvii xcviii xcix c ci Approved Current Month Approved Cumulative Paid Current Month Paid Cumulative b. Debtor's professional fees & expenses (nonbankruptcy) Aggregate Total Itemized Breakdown by Firm Firm Name Role i KPMG LLP Financial Professional ii iii iv v vi vii viii ix x xi xii xiii xiv Case 22-10995-LSS Doc 402 Filed 01/23/23 Page 5 of 12

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Debtor's Name PHASEBIO PHARMACEUTICALS, INC Case No. 22-10995

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UST Form 11-MOR (12/01/2021) 6

UST Form 11-MOR (12/01/2021) 7 Debtor's Name PHASEBIO PHARMACEUTICALS, INC Case No. 22-10995 lvii lviii lix lx lxi lxii lxiii lxiv lxv lxvi lxvii lxviii lxix lxx lxxi lxxii lxxiii lxxiv lxxv lxxvi lxxvii lxxvii lxxix lxxx lxxxi lxxxii lxxxii lxxxiv lxxxv lxxxvi lxxxvi lxxxvi lxxxix xc xci xcii xciii xciv xcv xcvi xcvii xcviii Case 22-10995-LSS Doc 402 Filed 01/23/23 Page 7 of 12

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Debtor's Name PHASEBIO PHARMACEUTICALS, INC Case No. 22-10995

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c.	All professional fees and expenses (debtor & committees)						

Part 6: Postpetition Taxes		Current Month	Cumulative
a.	Postpetition income taxes accrued (local, state, and federal)	$0	$0
b.	Postpetition income taxes paid (local, state, and federal)	$0	$0
c.	Postpetition employer payroll taxes accrued	$0	$0
d.	Postpetition employer payroll taxes paid	$15,462	$52,611
e.	Postpetition property taxes paid	$0	$0
f.	Postpetition other taxes accrued (local, state, and federal)	$11,000	$22,000
g.	Postpetition other taxes paid (local, state, and federal)	$0	$21,120

Part 7: Questionnaire - During this reporting period:

a.	Were any payments made on prepetition debt? (if yes, see Instructions)	Yes ● No ○	
b.	Were any payments made outside the ordinary course of business without court approval? (if yes, see Instructions)	Yes ○ No ●	
c.	Were any payments made to or on behalf of insiders?	Yes ● No ○	
d.	Are you current on postpetition tax return filings?	Yes ● No ○	
e.	Are you current on postpetition estimated tax payments?	Yes ● No ○	
f.	Were all trust fund taxes remitted on a current basis?	Yes ● No ○	
g.	Was there any postpetition borrowing, other than trade credit? (if yes, see Instructions)	Yes ● No ○	
h.	Were all payments made to or on behalf of professionals approved by the court?	Yes ○ No ○ N/A ●	
i.	Do you have: Worker's compensation insurance?	Yes ● No ○	
	If yes, are your premiums current?	Yes ● No ○ N/A ○	(if no, see Instructions)
	Casualty/property insurance?	Yes ● No ○	
	If yes, are your premiums current?	Yes ● No ○ N/A ○	(if no, see Instructions)
	General liability insurance?	Yes ● No ○	
	If yes, are your premiums current?	Yes ● No ○ N/A ○	(if no, see Instructions)
j.	Has a plan of reorganization been filed with the court?	Yes ○ No ●	
k.	Has a disclosure statement been filed with the court?	Yes ○ No ●	
l.	Are you current with quarterly U.S. Trustee fees as set forth under 28 U.S.C. § 1930?	Yes ● No ○	

UST Form 11-MOR (12/01/2021) 8

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Debtor's Name PHASEBIO PHARMACEUTICALS, INC Case No. 22-10995

Part 8: Individual Chapter 11 Debtors (Only)

a.	Gross income (receipts) from salary and wages	$0
b.	Gross income (receipts) from self-employment	$0
c.	Gross income from all other sources	$0
d.	Total income in the reporting period (a+b+c)	$0
e.	Payroll deductions	$0
f.	Self-employment related expenses	$0
g.	Living expenses	$0
h.	All other expenses	$0
i.	Total expenses in the reporting period (e+f+g+h)	$0
j.	Difference between total income and total expenses (d-i)	$0
k.	List the total amount of all postpetition debts that are past due	$0
l.	Are you required to pay any Domestic Support Obligations as defined by 11 U.S.C § 101(14A)?	Yes ○ No ●
m.	If yes, have you made all Domestic Support Obligation payments?	Yes ○ No ○ N/A ●

Privacy Act Statement

28 U.S.C. § 589b authorizes the collection of this information, and provision of this information is mandatory under 11 U.S.C. §§ 704, 1106, and 1107. The United States Trustee will use this information to calculate statutory fee assessments under 28 U.S.C. § 1930(a)(6). The United States Trustee will also use this information to evaluate a chapter 11 debtor's progress through the bankruptcy system, including the likelihood of a plan of reorganization being confirmed and whether the case is being prosecuted in good faith. This information may be disclosed to a bankruptcy trustee or examiner when the information is needed to perform the trustee's or examiner's duties or to the appropriate federal, state, local, regulatory, tribal, or foreign law enforcement agency when the information indicates a violation or potential violation of law. Other disclosures may be made for routine purposes. For a discussion of the types of routine disclosures that may be made, you may consult the Executive Office for United States Trustee's systems of records notice, UST-001, "Bankruptcy Case Files and Associated Records." See 71 Fed. Reg. 59,818 et seq. (Oct. 11, 2006). A copy of the notice may be obtained at the following link: http://www.justice.gov/ust/eo/rules_regulations/index.htm. Failure to provide this information could result in the dismissal or conversion of your bankruptcy case or other action by the United States Trustee. 11 U.S.C. § 1112(b)(4)(F).

I declare under penalty of perjury that the foregoing Monthly Operating Report and its supporting documentation are true and correct and that I have been authorized to sign this report on behalf of the estate.

/s/ Lawrence R. Perkins	Lawrence R. Perkins
Signature of Responsible Party	Printed Name of Responsible Party
Chief Restructuring Officer	01/23/2023
Title	Date

UST Form 11-MOR (12/01/2021) 9

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Debtor's Name PHASEBIO PHARMACEUTICALS, INC Case No. 22-10995

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UST Form 11-MOR (12/01/2021) 10

UST Form 11-MOR (12/01/2021) 11 Debtor's Name PHASEBIO PHARMACEUTICALS, INC Case No. 22-10995 Bankruptcy51to100 NonBankruptcy1to50 NonBankruptcy51to100 Bankruptcy1to50 Case 22-10995-LSS Doc 402 Filed 01/23/23 Page 11 of 12

UST Form 11-MOR (12/01/2021) 12 Debtor's Name PHASEBIO PHARMACEUTICALS, INC Case No. 22-10995 PageFour PageThree Case 22-10995-LSS Doc 402 Filed 01/23/23 Page 12 of 12

IN THE UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF DELAWARE _________________________________________ In re: PHASEBIO PHARMACEUTICALS, INC. Debtor.1 ) ) ) ) ) ) ) Chapter 11 Case No. 22-10995 (LSS) _________________________________________ ) GLOBAL NOTES AND STATEMENT OF LIMITATIONS, METHODOLOGY AND DISCLAIMERS REGARDING DECEMBER 31, 2022 MONTHLY OPERATING REPORT The debtor and debtor in possession (the “Debtor”) in the above-captioned chapter 11 case (the “Chapter 11 Case”) has prepared and filed the attached December 31, 2022 Monthly Operating Report (the “MOR”) in the United States Bankruptcy Court for the District of Delaware (the “Court”). The Debtor has prepared the MOR with the assistance of its advisors and professionals solely for the purpose of complying with the reporting requirements applicable in the Chapter 11 Case and is in a format consistent with the instructions provided by the Office of the United States Trustee for the District of Delaware. The financial information contained herein is unaudited, limited in scope, and is not prepared in accordance with accounting principles generally accepted in the United States of America nor in accordance with federal or state securities laws or other applicable non-bankruptcy law or in lieu of complying with any periodic reporting requirements thereunder. In preparing the MOR, the Debtor relied on financial data available from the limited books and records available to it at the time of such preparation, as well as certain filings from the docket in the Chapter 11 Case. Although the Debtor made commercially reasonable efforts to ensure the accuracy and completeness of the MOR, inadvertent errors or omissions may exist.2 For the avoidance of doubt, the Debtor hereby reserves its right to amend and supplement the MOR as may be necessary or appropriate. Each signatory to the MOR has necessarily relied upon the efforts, statements, advice, and representations of personnel of the Debtor and its advisors and professionals. Each signatory has 1 The last four digits of the Debtor’s federal tax identification numbers is 5697. The Debtor’s principal office is located at 1 Great Valley Parkway, Suite 30, Malvern, PA 19355. 2 The Debtor, and its agents, advisors, attorneys, and other professionals, as applicable, do not guarantee or warrant the accuracy or completeness of the data that is provided in the MOR. Case 22-10995-LSS Doc 402-1 Filed 01/23/23 Page 1 of 9

2 not (and could not have) personally verified the accuracy of each such statement, representation, and answer contained in the MOR. Part 1: Cash Receipts and Disbursements. The MOR presents the Debtor’s receipts and disbursements for the period from December 1, 2022 through December 31, 2022. Part 2: Asset and Liability Status. The amounts identified in Part 2 of the MOR are derived from the Debtor’s unaudited and estimated accrual-based Balance Sheet as of December 31, 2022. Certain Balance Sheet accounts such as operating leases, deferred sublicense revenues and Development Derivative are presented in Exhibit C: Balance Sheet. Postpetition payables includes accounts payable and unamortized debt issuance costs. Please refer to the notes above for information about presentation and limitations that may exist in the MOR. Part 3: Assets Sold or Transferred. No such transactions or activities during the period from December 1, 2022 through December 31, 2022. Part 4: Income Statement (Statement of Operations). This MOR presents the Debtor’s best estimate of its cash-basis Statements of Operations for the period from December 1, 2022 through December 31, 2022. Please refer to the notes above for information about presentation and limitations that may exist in the MOR. Part 5: Professional Fees and Expenses. The Debtor did not make any payments to any restructuring professionals (whether retained or anticipated to be retained) during the period from December 1, 2022 through December 31, 2022. Part 6: Postpetition Taxes. The Debtor collects, withholds, and incurs withholding, income, and property taxes, as well as other business and regulatory fees and assessments (collectively, the “Taxes and Fees”). The Debtor remits the Taxes and Fees to various federal, state, and local governments (collectively, the “Authorities”). The Debtor pays the Taxes and Fees to the Authorities on a periodic basis, remitting them monthly, semi-monthly, quarterly, semi-annually, or annually depending on the nature and incurrence of a particular Tax or Fee. On November 15, 2022, the Court entered an order [Docket No. 139] authorizing, but not directing, the Debtor to, among other things, pay Taxes and Fees that arise or accrue in the ordinary course of business on a postpetition basis consistent with prepetition practices. The Debtor believes that it is current with respect to any outstanding, postpetition amounts due. Exhibit E: Balance Sheet. This MOR presents the Debtor’s best estimates of its accrual-based Balance Sheet at December 31, 2022. Certain prepaid accounts, accruals, and Development Derivative calculations require information from third parties that were not readily available at the time of preparation of this MOR. Further, estimates for the inputs to appropriately measure the Development Derivative at fair value cannot be made given the Debtor’s current situation. Accrued Clinical and MFG, and Other include Debtor Professional Fees incurred but unpaid as of December 31, 2022. Please refer to the notes above for information and limitations that may exist in the MOR. Case 22-10995-LSS Doc 402-1 Filed 01/23/23 Page 2 of 9

Case 22-10995-LSS Doc 402-1 Filed 01/23/23 Page 3 of 9

In re: PhaseBio Pharmaceuticals, Inc.
Case No. 22-10995
Statement of Cash Receipts and Disbursements Summary
Reporting Period: December 1 to December 31, 2022
(amounts in $)

		PhaseBio Pharmaceuticals, Inc.
Cash Beginning of Month	$	**1,540,916.97**
Receipts		
Collections of Accounts Receivable		-
DIP Loan Proceeds		3,000,000.00
Inter-Company Cash Transfers		-
Cash Collateral Proceeds		-
Sale of Assets		-
Employee Benefit Refunds		6,155.28
Other		252,490.83
Total Receipts		**3,258,646.11**
Disbursements		
Payroll & Taxes		569,967.79
Employee Benefits		38,508.55
Rent		86,314.52
Insurance		-
Essential Vendors		263,158.53
Other Operating Disbursements		148,195.45
Interest & Fees		289,973.42
Other		-
Professional Fees		25,000.00
U.S. Trustee Quarterly Fees		-
Court Costs		-
Total Disbursements		**1,421,118.26**
Net Cash Flow (Receipts Less Disbursements)		**1,837,527.85**
Cash - End of Month	$	**3,378,444.82**

In re: PhaseBio Pharmaceuticals, Inc. Case No. 22-10995 Statement of Operations Reporting Period: December 1 to December 31, 2022 (amounts in $) Cash-Basis PhaseBio Pharmaceuticals, Inc. Gross Sales -$ Cost of goods sold - Gross profit - Selling expenses - General and administrative expenses 1,106,144.84 Other expenses 25,000.00 Depreciation and/or amortization (not included in 4b) - Interest & Fees 289,973.42 Taxes (local, state, and federal) - Reorganization items - Miscellaneous (Income) / Expense (6,155.49) Profit (loss) (1,414,962.77)$ Case 22-10995-LSS Doc 402-1 Filed 01/23/23 Page 4 of 9

In re: PhaseBio Pharmaceuticals, Inc. Case No. 22-10995 Balance Sheet Reporting Period: December 1 to December 31, 2022 (amounts in $) PhaseBio Pharmaceuticals, Inc. Cash 3,310,982$ Prepaids 5,029,555 Fixed Assets 8,238,371 Right of Use Asset - Operating 1,268,125 Deposits 70,504 Total Assets 17,917,537 Accounts Payable 24,719,881 Payroll Liabilities 933,532 Current Portion of JMB Loan 14,574,655 Current Portion of Deferred Sublicense Revenue 722,748 Accrued Clinical and MFG, and Other 31,204,950 Accrued Interest 165,667 Short Term Operating Lease Liability 489,526 Long Term Portion of JMB Debt - Long Term Operating Lease Liability 848,301 Long Term Portion of Deferred Sublicense Revenue 7,408,676 Development Derivative 108,828,082 Total Liabilities 189,896,017 Common Stock 50,175 APIC - Common Stock 303,195,368 Treasury Stock (24,178) Retained Earnings (391,793,997) Net Income (83,405,848) Total Equity (171,978,480) Total Liabilities and Equity 17,917,537 Case 22-10995-LSS Doc 402-1 Filed 01/23/23 Page 5 of 9

In re: PhaseBio Pharmaceuticals, Inc. Case No. 22-10995 Schedule of Payments to Insiders Reporting Period: December 1 to December 31, 2022 The Debtor hereby submits this attestation regarding payments to insiders during December 2022. No non-cash transfers were made during this reporting period. /s/ Lawrence Perkins January 23, 2023 Signature of Authorized Individual Date Lawrence Perkins Chief Restructuring Officer Printed Name of Authorized Individual Title of Authorized Individual All payments made to insiders were on account of ordinary course salaries and authorized travel and expense reimbursements in the post petition period and/or in accordance with interim and final orders authorizing the Debtor to pay, among other things, prepetition wages, salaries, employee benefits, and other compensation (Docket Nos. 48 & 141). Case 22-10995-LSS Doc 402-1 Filed 01/23/23 Page 6 of 9

In re: PhaseBio Pharmaceuticals, Inc. Case No. 22-10995 All bank statements and bank reconciliations for the reporting period Reporting Period: December 1 to December 31, 2022 /s/ Lawrence Perkins January 23, 2023 Signature of Authorized Individual Date Lawrence Perkins Chief Restructuring Officer Printed Name of Authorized Individual Title of Authorized Individual The Debtor's standard practice is to ensure that bank reconciliations are completed before closing the books each reporting period. I attest that each of the Debtors’ bank accounts has been reconciled in accordance with their standard practices. The Debtor hereby submits this attestation regarding bank account reconciliations in lieu of providing copies of bank statements, bank reconciliations and journal entries during December 2022. Case 22-10995-LSS Doc 402-1 Filed 01/23/23 Page 7 of 9

In re: PhaseBio Pharmaceuticals, Inc. Case No. 22-10995 Schedule of Pre-Petition Payments Reporting Period: December 1 to December 31, 2022 The Debtor hereby submits this attestation regarding pre-petition payments during December 2022. /s/ Lawrence Perkins January 23, 2023 Signature of Authorized Individual Date Lawrence Perkins Chief Restructuring Officer Printed Name of Authorized Individual Title of Authorized Individual All payments made by Debtor during the month of December 2022 (and included in the disbursements reported herein) were authorized under First Day Orders granted by the Court. Due to the voluminous and commercially sensitive nature of these payments, the individual detail of these payments is not included in this document but will be made available to the Office of the United States Trustee upon request. Case 22-10995-LSS Doc 402-1 Filed 01/23/23 Page 8 of 9

In re: PhaseBio Pharmaceuticals, Inc. Case No. 22-10995 Schedule of Post-Petition Borrowing Activity Reporting Period: December 1 to December 31, 2022 The Debtor hereby submits this attestation regarding post-petition borrowing activity during December 2022. $3,000,000.00 on December 9, 2022. /s/ Lawrence Perkins January 23, 2023 Signature of Authorized Individual Date Lawrence Perkins Chief Restructuring Officer Printed Name of Authorized Individual Title of Authorized Individual In accordance with the Debtors' FINAL ORDER (I) AUTHORIZING THE DEBTOR TO OBTAIN POSTPETITION FINANCING (II) GRANTING SECURITY INTERESTS AND SUPERPRIORITY ADMINISTRATIVE EXPENSE STATUS; (III) GRANTING ADEQUATE PROTECTION; (IV) MODIFYING THE AUTOMATIC STAY; (V) AUTHORIZING USE OF CASH COLLATERAL; (VI) SCHEDULING A FINAL HEARING AND (VII) GRANTING RELATED RELIEF (docket #142) Debtor initiated the following borrowings during this reporting period: Case 22-10995-LSS Doc 402-1 Filed 01/23/23 Page 9 of 9